                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


--------------------------------------------------------------------------------



                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 9, 1997

                          U.S. FRANCHISE SYSTEMS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   State of Delaware                    0-28908                58-2190911
--------------------------------------------------------------------------------
(State or other                 (Commission File Number)        (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)


   13 Corporate Square, Suite 250, Atlanta, GA                     30329
--------------------------------------------------------------------------------
      (Address of principal execution offices)                   (zip code)


Registrant's telephone number, including area code (404) 321-4045

                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events:

         On December 9, 1997, the Registrant signed definitive agreements in connection with the acquisition of the entire interest in the Registrant's Hawthorn Suites brand of hotels currently owned by Hawthorn Suites Associates ("HSA") and HSA Properties, Inc. ("HPI") through their ownership collectively of a 99% membership interest in HSA Properties, LLC ("HSA LLC"). The acquisition will be accomplished by a merger of the Registrant with and into USFS Hawthorn, Inc., a newly formed corporation ("USH"). USH will be the surviving corporation in the merger.

         In connection with the acquisition, HSA will be issued 2,199,775 shares of Class A common stock of the surviving corporation, HPI will be issued 22,447 shares of Class A common stock of the surviving corporation, and each holder of the Registrant's Class A common stock and Class B common stock will be issued an equal number of shares of Class A common stock or Class B common stock, as the case may be, of the surviving corporation.

         Consummation of the acquisition is subject to approval by holders of a majority of the Registrant's outstanding common stock and other customary closing conditions. Holders of a majority of the Registrant's outstanding voting power have indicated their intention to vote in favor of the acquisition. The acquisition is expected to be consummated in the first quarter of 1998, although there can be no assurances that the acquisition will be consummated.

         The following documents are attached as Exhibits hereto and are hereby incorporated by reference.



Item 7.           Exhibits


                      Exhibit Number
               (Referenced to Item 601
                    or Regulation S-K)         Description of Exhibit
               -----------------------         ----------------------
                        Exhibit 2.1            Agreement and Plan of Merger dated
                                               as of December 9, 1997 by and
                                               between U.S. Franchise Systems,
                                               Inc. and USFS Hawthorn, Inc.

                        Exhibit 99.1           Registrant's Press Release dated
                                               December 10, 1997

                        Exhibit 99.2           Contribution Agreement dated as
                                               of December 9, 1997 by and among
                                               Hawthorn Suites Associates, HSA
                                               Properties, Inc., USFS Hawthorn,
                                               Inc. and U.S. Franchise Systems,
                                               Inc.

                                   Signatures



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  December 19, 1997

                                 U.S. FRANCHISE SYSTEMS, INC.


                                 By:     /s/ Neal K. Aronson
                                     ---------------------------
                                           Neal K. Aronson
                                      Executive Vice-President
                                     and Chief Financial Officer

                                  EXHIBIT INDEX

                     Pursuant to Item 601 of Regulation S-K

                    Exhibit No         Description of Exhibit
                    ----------         ----------------------
                      2.1              Agreement and Plan of Merger
                                       dated as of December 9, 1997 by and
                                       between U.S. Franchise Systems, Inc. and
                                       USFS Hawthorn, Inc.

                     99.1              Registrant's Press Release,
                                       dated December 10, 1997.

                     99.2              Contribution Agreement dated as of
                                       December 9, 1997 by and among Hawthorn
                                       Suites Associates, HSA Properties, Inc.,
                                       USFS Hawthorn, Inc. and U.S. Franchise
                                       Systems, Inc.